Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	December 9, 2010

Butler National Corporation Second Quarter Fiscal 2011 Investor Conference Call Scheduled December 15, 2010

5th Fastest Growing Aerospace & Defense Company
And 11th Best Share Price Performing Aerospace & Defense Company
To Discuss Results and Outlook for Fiscal 2011

OLATHE, KANSAS, December 9, 2010, - Butler National Corporation (OTC Bulletin Board BUKS), a leader in the growing global market for structural modification, maintenance, repair and overhaul (MRO) and a recognized provider of management services in diverse business groups announces a conference call to release financial results for the second quarter of fiscal 2011 for the period ended October 31, 2010.

What: Butler National Corporation Second Quarter Fiscal 2011 Financial Results Conference Call

When: Wednesday, December 15, 2010 - 9:00AM Central Time

How: Live via phone by dialing 800-624-7038. Code: Butler National Corporation. Participants to the conference call should call in 5 minutes prior to the start time.

This announcement follows the September 13, 2010 release of first quarter fiscal 2011 financial results for the company and continued strong performance. The Company reported a 57% increase in revenues in first quarter fiscal 2011. This builds on the success of Fiscal 2010 when the Company set new highs in both sales and profitability. Revenues for fiscal 2010 increased 80.1% over fiscal 2009.

The 5th Fastest Growing Publicly Traded Aerospace & Defense Company

For the most recent fiscal year reported, Butler National Corporation was the 5th fastest growing publicly traded company among all Aerospace & Defense Companies. According to outside data and company financial statements, there are 115 publicly traded Aerospace & Defense companies. These companies include some of the largest and most prestigious Defense contractors in the world. These companies generate combined revenues of $443 billion and combined market capitalization of $419 billion. Butler National Corporation reported 80.1% revenue growth for fiscal 2010 and was the 5th fastest growing company among all of these companies.

(For source data charts and analysis, please see contacts below).

11th Best Performing Company Among Aerospace & Defense Companies

Butler National Corporation share price increased 35.14% during the three-month period from September 1, 2010 - November 30, 2010. This was 11th best among Aerospace & Defense companies. This includes the 115 companies mentioned above with combined annual revenues of $443 billion. This growth in share price builds on strong performance over the past year. Butler National Corporation share price has increased 51.52% for the 52-week period ending November 30, 2010.

(For source data charts and analysis, please see contacts below).

Results for Second Quarter Fiscal 2011

Clark Stewart, President & CEO, Butler National Corporation, will be leading the call scheduled for December 15, discussing results of the second quarter, the status of new and existing orders, an outlook for the balance of fiscal 2011, and an overview of the key drivers of growth. This includes international growth from the aerospace segment generated from structural modification, maintenance, repair and overhaul (MRO).

Butler National Corporation - About Us

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, and administrative management services. For more information, visit www.butlernational.com.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:

Humanity Worldwide Capital Group
Lou Albert Rodriguez
lou.albert@humanityworldwide.com
www.humanityworldwide.com

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com

Butler National Corporation Investor Relations

Ph (914) 479-9060 Ph (830) 669-2466 Ph (214) 498-7775
THE WORLDWIDE WEB: Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.